Exhibit 99.1

INVESTOR PRESENTATION September 2019 © 2019 Lannett Company, Inc. All Rights Reserved. For Discussion Purposes Only

Cautionary Statements This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management f or future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negati ve of these terms or other similar expressions. Forward-looking statements are based on current expectations of future events. We cannot guarantee that any forward -looking statement will be accurate, although we believe that we have been reasonable in our expectations and assumptions. Investors should realize that if underl ying assumptions prove inaccurate or that known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements speak only as of the date of this presentation and, except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise. Factors that could cause or contribute to differences in our future results include, but are not limited to: impact of the no nrenewal of the exclusive distribution agreement with Jerome Stevens Pharmaceuticals on the Company’s future business and prospects, the Company’s beliefs about fut ure revenue and expense levels, growth rates, prospects related to our strategic initiatives and business strategies, express or implied assumptions about government regulatory action or inaction, anticipated product approvals and launches, business initiatives and product development activities, assessments re lated to clinical trial results, product performance and competitive environment, anticipated financial performance and integration of acquisitions. A further list an d description of these risks, uncertainties and other factors can be found under Part I, Item 1A, Risk Factors in the Company’s Annual Report on Form 10 -K for the fiscal year ended June 30, 2019 and the Company’s subsequent filings with the Securities and Exchange Commission, and in the offering memorandum for the offering to which this presentation relates. The Company qualifies all of its forward-looking statements by these cautionary statements. Market data information used in this presentation are based on management’s knowledge of the industry and the good faith estimates of management. Management has relied, to the extent available, upon their review of industry surveys and publications and other publicly available information prepared by a number of third party sour ces. The market data information included in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weigh t to such information. Although the Company believes that these sources are reliable as of their respective dates, it has not verified the accuracy or completeness of this information from independent sources. In addition, this information involves important risks, uncertainties and assumptions, including those discussed abo ve, which could cause results to differ materially. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of n on-GAAP measures to GAAP measures is contained in the Appendix to this presentation. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities in any state or jurisdiction which such offer, solicitation or sale would be unlawful, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, sol icitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. 1

Lannett at a glance

- Founded in 1942 and headquartered in Philadelphia, PA
- **Rare, pure play** US-centric pharma company with a highly reliable, US focused manufacturing base
  - Manufacturing facilities: Seymour (IN), Carmel (NY)
  - Senior management, commercial and R&D teams based in Philadelphia, PA
- **Balanced portfolio of marketed products** with expanding breadth driven by **pipeline of attractive, higher value products**
  - Portfolio focused on mature products, a more **stable and predictable** segment of the generics industry
  - Excluding Levothyroxine, top 5 products contribute 37% of total sales(2)
  - Broad dosage form capabilities through internal expertise and external development
- Committed to the ~$55bn US generics market with favorable competitive dynamics for Lannett
  - **While large competitors reduce their presence…**
    1. Rationalizing core generic portfolios
    2. Investing heavily in more complex generic products
    3. Expanding presence in specialty brands
    4. Distracted with legal and other issues
  - **…smaller competitors have difficulty replicating Lannett's reliable supply chain, scale and commercial capabilities**
- Total employees: ~945

Business and financial highlights

Business	**100+** Marketed Products	**20+**(1) Filed ANDAs Pending Approval
	25+ Products launched since Jan 2018	**20+** BD deals signed since Jan 2018
Financial	**FY 2019A** (ended 6/30/19) (incl. Levo)(3)	**Q4 2019A** (ended 6/30/19) (ex-Levo)(3)
	$655mm Revenue	**$134mm** Revenue
	34% Adj. EBITDA margin	**34%** Adj. EBITDA margin
	44% Adj. Gross margin	**45%** Adj. Gross margin

Unique pure-play, US-based company with optimal scale to grow in the ~$55bn US generics industry

(1) Includes 17 ANDAs filed internally and 5 ANDAs filed by Company's partners.
(2) Based on FY 2019A sales excluding Levothyroxine.
(3) As disclosed in our 2019 Form 10-K, we ceased sales of Levothyroxine, our largest product, at the end of the third quarter of fiscal year 2019. Accordingly, we do not believe that our results for the fiscal year 2019 are representative of our current run-rate. Our fourth quarter results are the only historical results that reflect a full absence of sales of Levothyroxine. Also as previously disclosed, the fourth quarter ended June 30, 2019 benefited from certain non-recurring items, including the timing of certain sales and the reversal of certain charges and reserves taken in prior periods that positively impacted revenue and operating income and are not representative of our current run-rate. Adjusted EBITDA is a non-GAAP financial measure. See the Appendix for a reconciliation to the most comparable GAAP measure.

2

Lannett has a deep history in generics and has transformed itself in a post-Levo world

1942 — 2013 — January 2018 — 2019

Early History (Pre-2013)	M&A and expansion (2013-2017)	Current Stage: Product launches & deleveraging (2018 and beyond)
▪ Founded in 1942 ▪ 100% focused on generics ▪ Manufacturing capabilities in Pennsylvania and Wyoming ▪ In 2002, Lannett began trading on the AMEX	▪ Lannett acquires Kremers Urban (Sep 2015), a subsidiary of UCB, and Silarx (May 2015) – Doubled revenue – Gained large-scale Seymour manufacturing facility ▪ Implemented further restructuring in 2016 ▪ Lost focus on core generics expertise ▪ Significant investment in non-core (i.e. opioids) and other capital intensive, lower probability projects	▪ Tim Crew becomes the new CEO of Lannett (Jan 2018) – Bolstered commercial and operational teams – Optimized R&D platform and reallocated resources – Renewed focus on in-line operational discipline – As planned, completed Kremers integration in FY 2019 ▪ In August 2018, JSP did not renew their Levothyroxine distribution agreement with Lannett past March 23, 2019 ▪ **Focus on deleveraging**... – Implemented ~$66mm cost reductions: – Closure of Cody and Philadelphia manufacturing plants – Closure of Philadelphia distribution center – Overall headcount reduction of over 20% – Since Jan 2018, cumulative debt paydown of ~$187mm including $87mm of voluntary payments – Long-term leverage target of less than 3.0x ▪ **...and new product launches** – Since Jan 2018, launched 25+ products, with annualized revenue contribution of ~$100mm – Target $75mm of annualized revenue from new product launches in FY 2020

3

Concurrent cost rationalization and new product launches position Lannett well for the post-Levo world

Completed restructuring program

Successfully executed recent cost savings initiatives

- Cody Labs restructuring, spending and headcount reduction, and facility closure ✓
- Philadelphia manufacturing and distribution facility closed and production transferred to Seymour ✓
- Reduced companywide headcount by 20+% ✓

Cost savings bridge


$239
$103 (1)
$136
($66)
$33
$206
$94
$112
$15mm in Seymour capacity expansion
$9mm in finished dosage R&D projects
$9mm in SG&A for commercial operations and legal / compliance
FY 2018A
Savings
Resource reallocation
FY 2020E(2)
Operating expenses
COGS

From FY 2017 to FY 2019, increased Seymour manufacturing output by 81% (1.8bn units to 3.3bn units)

Focus on new products and pipeline

Current

- Focus on new product launches
  - 9 ANDAs filed and 18 new products launched in FY 2019
  - Target $75mm of annualized revenue from new launches in FY 2020
- Business development (BD) and creative partnerships
  - Executed 20+ BD deals since Jan 2018 covering 49 new products with a FY 2020 sales potential of $110mm+
- Capitalize on long term and short term opportunities to maximize volume and value of in-line portfolio
- Bolstered commercial organization and operational discipline

Future

- Current pipeline of 15+ products in development
- Continued focus on foundational BD and partnerships; recent examples:

1. **Global partnership with Neolpharma**
   - In July 2019, signed new distribution agreement for Levothyroxine
     - Launch expected no later than 2022
     - Market opportunity estimated at $75mm in FY 2024; first full year
   - In August 2019, signed additional consulting agreement
   - Neolpharma partnership offers opportunity to build a meaningful platform for growth
2. **Partnered with Sinotherapeutics for Poscanazole**
   - In Aug 2019, signed distribution agreement and expected to commence shipping soon
   - Brand market opportunity: ~$325mm U.S. sales in FY 2019
3. **Partnered with HEC China for Insulin Glargine**
   - Target BLA submission in 2023
   - Market opportunity: ~$7.6bn sales[3]

(1) Excludes credit related to pre-launch inventory of approximately $4 million.
(2) This is just indicative to reflect target for cost savings and is not a projection. Actual cost casings could vary and operating expenses will differ from this.
(3) IQVIA, Moving annual total as of July 2019.

4

INDUSTRY OVERVIEW

Generics industry expected to grow as pricing pressures begin to ameliorate

US generic volume continues to grow at 4%...

(US generic volume, units[(1)] in millions)



Generics
Branded generics
CAGR: 4%
3,451
1,028
2,423
3,668
1,104
2,565
4,024
1,297
2,727
2014
2016
2018
Gx as % of TRx[(2)]:
88%
90%
90%

...offset by price erosion, although recent signs of stabilization

(US Generic YoY monthly price erosion)[(4)]



10%
5%
–
(5%)
(10%)
(15%)
(20%)
5%
2015
2016
2017
2018
2019
(2%)
2015[(3)]
2016
2017
2018
2019[(3)]
Period average:
4%
1%
(9%)
(8%)
(2%)

US generic industry market value

(Projected US generic drug revenues, $ in billions)



CAGR: 5.6%
$68
$76
$77
$71
$69
$73
$79
$83
$86
'14
'15
'16
'17
'18
'19
'20
'21
'22

Lannett has <1% share of the "big blue ocean" of US generics and is optimally scaled to grow

Source: IMS and IQVIA.

(1) Unit defined as the number of standard dose units sold, determined by taking the # of counting units sold divided by the standard unit factor, which is the smallest common dose of a product form as defined by IMS Health.
(2) Generics include products categorized as branded generic, generic, and other defined by IMS.
(3) 2015 data from May 2015 through December 2015 and 2019 data from January 2019 through May 2019.
(4) IMS Nation Sales Perspective data and reflects prices outlets pay for products and does not include rebate discounts.

6

Generic industry becoming increasingly fragmented as smaller players take share US generic industry market share of top players shrinking Only pure play, US generics player 2018A sales(2) by segment 2018A sales(2) by geography Company Teva 17% Other 2016 Top 5: Mylan 10% $0.7bn Other 54% 45% share Sandoz 7% Endo 6% Amneal 4% Gx WW / Unclassified  Lannett 1% US (95%) International (5%) US Rx -   29% Teva 10% Mylan 7% Sandoz 6% Amneal 4% 2019 YTD(1) Top 5: 32% share Rx/Bx Lupin 4% Other 66% Lannett 1% $18.9bn Europe (30%)(7)  49% Source: IMS data and latest company data. (5) (6) (7) Approximation; specific percentage figures not provided by company. Includes specialty, OTC, API and other. Excludes API revenue. (1) (2) (3) (4) YTD IMS data as of May 2019. Lannett per FY 2019A and peers per CY 2018A. Includes OTC and CMO. Pro forma for the acquisition of Impax 7 Lannett uniquely positioned as pure-play, optimally scaled US-focused generics company (3) <1% US Gx 99% US (100%) Specialty 17% (4) $1.9bn83% (100%) Int'l 5%US Gx 34% Specialty$2.9bn US Rx - Injectable 32% OTC (5) Gx North America (36%) $11.4bn Europe (37%)  RoW (27%) Gx North America (53%)(7) Other (6)51%  International (17%)(7)

KEY INVESTMENT HIGHLIGHTS

Key Investment Highlights Diversified, mature portfolio with strong market share and limited revenue concentration 1 2 Recent track record of growth and margins Balanced and sustainable growth through strategic new product launches and focused in-line execution 3 Attractive generic market dynamics for Lannett; optimal scale and US footprint drives competitive advantage 4 5 Reliable, US-based supplier of finished dosage products Strong historical cash flow generation and track record of debt reduction 6 7 Proven management team with deep experience 9

Diversified, mature portfolio with strong market share and limited revenue concentration 1 Balanced portfolio with no significant revenue concentration Diversification across therapeutic areas Product 1 15% (% by revenue) (% by revenue) Cardiovascular 22% Other 35% Product 2 7% Product 3 5% Product 4 5% Product 5 5% Anti-Psychosis 16% Other 63% CNS 7% Gastrointestinal 11% Migraine 9% FY 2019 Revenue (ex-Levo): $458mm FY 2019 Revenue (ex-Levo): $458mm The top 1, 2 or 3 product by market share for the majority of the portfolio Mature portfolio creates resilience and attracts less competition (% by # of products) < 1 year 10% > Rank 3 28% Rank 1 30% 1-5 years 17% > 10 years 52% Rank 3 8% 5-10 years 21% Rank 2 34% ~70% of products are ranked 1, 2 or 3 in their respective markets Note:All financials ex-Levo. Average number of years since launch across the portfolio: 13 years 10

Recent track record of growth and margins 2 Lannett continues to demonstrate strong QoQ growth ex-Levo ($ in millions) $134 Q1'19 Q2'19 Q3'19 Q4'19 44% 44% 45% 45% gross margin(1) (%) (1) Denotes total gross margins as reported; includes Levothyroxine contribution between FY19 Q1-Q3 and excludes any Levothyroxine contribution for FY19 Q4. 11 Adjusted gross margin in 4Q 2019 (with no contribution from Levo) in line with gross margins achieved over prior 3 quarters # of new product launches 5 5 4 4 QoQ revenue growth % N/A 4% 12% 14% Total company $118 $101$105

Recent track record of growth and margins (cont’d) 2 Excluding Levo, above-trend revenue growth across selected generic pharma peers(1) (% YoY growth)  Excluding the impact of Levo, Lannett demonstrated positive revenue growth in FY 2019 and outperformed peer group over that period  Above average EBITDA margins (ex-Levo) relative to peers in FY 2019 Q4 FY 2019A N/A 31% 26% 30% 45% 34% 30% 26% 23% 44% 6/30/19 Source: Company filings. Note: (1) (2) All financials based on fiscal year ended June 30. Top-line growth and Adj. EBITDA figures reflect LTM 6/30/19 and LTM 6/30/18 financials. Pro forma for the acquisition of Impax based on non-GAAP disclosure. 12 Quarter ending Adj. EBITDA margins(1) FY 2018AN/A32%29%N/A47% 4.4% (ex-Levo) (1.3%)(0.6%) (3.7%) (14.7%) (2)

3 Balanced and sustainable growth through strategic new product launches and focused in-line execution

A. Strategic new product launches

1. Internal development

- Reinvigorated internal R&D
  - 9 ANDAs filed in FY 2019
  - 15+ projects in the pipeline
- Focused on dosage forms where LCI has expertise
- ~$30-$36mm annual spend (5%-7% of annual sales)

2. External development

- Proven BD team with a strong track record
- 20+ BD deals since Jan 2018
  - 49 new products
  - FY 2020 sales potential of $110mm+
- Lower risk and cost effective launch strategy
- Partners selectively on attractive ROI opportunities

B. In-line execution

1. Portfolio optimization

- Continually optimize share and value
- Capitalize on structural supply opportunities
  - Competitor 483s
  - Competitor exits
- Consistent augmentation of production and API suppliers
- Life cycle management

2. Opportunistic demand

- Opportunistic sales can evolve into longer term, sustainable opportunities

Balanced growth underpinned by foundation of operational excellence

Gross-to-net sales efficiencies

- *Minimize leakage by optimizing rebates / net price calculations*
- *Consistently manage and modify contracts*
- *Maximize working capital / cash flow*

Resource reallocation

- *Exited opioids*
- *Nimble resource allocation strategy*
- *Increased output*
- *Bolster R&D, commercial and operational teams*

US-based operations

- *Efficient and reliable with lack of global complexity*
  - *Same time zone*
  - *No travel time*
  - *Single corporate office*
  - *No language barriers*
  - *Accessible*

US-based mgmt. team

- *Direct and quick access to key decision makers across functions*
- *Business, regulatory and manufacturing are all domestic*

Superior customer alignment

- *Providing products customers need the most*
- *Consistently top-ranked in customer service levels*
- *Multi-layered relationship with customers*

Organizational agility

- *Ability to react quickly to day-to-day opportunities / challenges*
- *Flexibility to adapt quickly to dynamic long-term market trends*

13

3A Acceleration of new product launches, supported by a strong pipeline of internal R&D projects

Lannett has accelerated product launches since 2017...



4
8
18
FY2017
FY2018
FY2019

... and maintains a strong pipeline of ANDAs and R&D projects

Filed ANDAs pending Approval	20+

15+ internally developed R&D projects (6/30/19)

(selected molecules in development)

Product	Dosage form	Target FDA submission date	Sales opportunity[1]
Product A	IR Tablets	FY2020	~$65mm+
Product B	ER Capsules		
Product C	IR Capsules		
Product D	Powder for Suspension		
Product E	IR Capsules		
Product F	Oral Solution		
Product G	Powder for Suspension		
Product H	IR Tablets	FY 2021	~$65mm+
Product I	Powder for Suspension		
Product J	Powder for Suspension		
Product K	Powder for Suspension		
Product L	Powder for Suspension		
Product M	Oral Suspension		
Product N	Powder for Suspension		
Product O	ER Capsules		
Product P	IR Capsules	FY 2022	~$25mm+
Product Q	Oral Suspension		

(1) Based on Lannett internal estimates.

14

3A

Strong track record of BD execution and identified opportunities to replenish the pipeline

Recent BD track record: 20+ deals executed covering 49 new products since Jan '18

	Product	Deal type	Date signed
	Metadate CD	Acquisition	Feb 18
	Metolazone	Acquisition	Feb 18
	Fluvastatin	Commercialization	Feb 18
	Diclofenac	Commercialization	Mar 18
	Dronabinol EU	Commercialization	Apr 18
	Various (20+ Products)	Acquisition	May 18
	Various	Repackaging	Mar 18
	Methylphenidate XR	Commercialization	Jul 18
	Clarithromycin	Commercialization	Aug 18
	Verapamil	Renegotiation	Sep 18
	Dexmethylphenidate	Commercialization	Oct 18
	Verdenafil	Commercialization	Oct 18
	Entacapone	Commercialization	Nov 18
	Lactulose	Repackaging	Nov 18
	Trientine	Commercialization	Dec 18
	Levothyroxine	Transition	Nov 18
	Metoprolol	Renegotiation	Nov 18
1	Prednisone	Commercialization	Mar 19
2	Amphetamine	Commercialization	Mar 19
3	Dantrolene	Commercialization	Apr 19
4	Amphetamine Sulfate	Commercialization	Feb 19
5	Lorazepam	Acquisition	Apr 19
6	Product X	Commercialization	Apr 19

Disciplined approach to BD (declined ~60% of opps) & prolific win rate for the first 6 months of 2019…



121 BD opportunities reviewed as of 6/30/19
71 declined
40 ongoing
10 pursued
80% success rate in H1 2019
8 closed
2 lost

…with strong existing longer-term pipeline via BD

	Molecule	Dosage form	Launch year	Signed
7	Levothyroxine	IR tablet	FY 2023	✓
8	Posaconazole	DR Tablets	FY 2020	Launched
	Insulin Glargine	Injectable pen	FY 2024	✓

Proven BD team adept at identifying and executing on high value opportunities

15

3A Lannett is a BD partner of choice

- Transparency
- Track record in driving share & value
- Functional heads including Lannett CEO at negotiating table

BD partner of choice

HEC · RECRO PHARMA · SUMMIT BIOSCIENCES INC. · SUNGEN PHARMA · elite · Osmotica Pharmaceuticals · Rivopharm · CEDIPROF · ADARE PHARMACEUTICALS

- Leverage existing strong customer relationships
- Reliable supplier of choice
- Lack of global fragmentation

Business development case study (from identification to execution)

	1	2	3	4	5	6
Vardenafil	Mar-18	May-18	Jul-18	Oct-18	Sep-18	Oct-18
Methyphenidate CD	Nov-17	Nov-17	Dec-17	Feb-18	Apr-18	Jul-18

1. **Identify market**
   - Large commercial opportunity
   - Attractive competitive dynamics
2. **Identify main seller of drug**
3. **Quickly negotiate terms**
   - Negotiations are frequently exclusive
4. **Sign deal**
5. **Drug production**
6. **Bring to market**

16

Uniquely positioned to optimize and grow in-line portfolio 3B 1 2 Portfolio optimization Opportunistic demand Status quo permanently grow share and value Competitor Competitor potential stock Customer Customer Customer 17 Temporarily disrupted due to supply issues / shortages  Competitor exits market  Customers purchase higher volume  Lannett continuously analyzes competitor overlap to identify opportunities Lannett identifies & strategically builds inventory anticipating opportunities to Competitor supply temporarily disrupted

Lannett is uniquely wide disruption positioned to take advantage of industry-4 Generics Industry Strong inspection history driving reliable supply and ability to capitalize on opportunistic sales                Supply disruptions Discontinuation of core generics products New product launches and pipeline replenishment Reprioritizing strategy to focus on complex generics / specialty / international products Sharpened focus on US and core oral solids and liquids Focused on executing strategy and operational excellence Distracted by M&A / divestitures Ongoing organizational restructuring Completed restructuring program Continuity and buildout of management team since Jan ‘18 Has ownership of external projects and focuses on deals that provide expanded services and higher than industry-average margins Management turnover Narrowly focused on lower margin BD deals  De minimis opioid litigation exposure Significant opioid litigation exposure 18

5 Optimized manufacturing footprint provides highly reliable supply while managing costs

	Seymour, IN	**Carmel, NY**
Employees	~630	~90
Dosage form	▪ Oral solids	▪ Liquids
Annual output	▪ **3.3B** units – 2.5B units as of FY 2018 – 1.8B units as of FY 2017; increase of ~1.5B capacity while reducing costs	▪ **5.5M** bottles / **1.2M** liters – 5.8M bottles / 1.2M liters as of FY 2018 – 5.1M bottles / 1.1M liters as of FY 2017
Capabilities / technology	▪ IR and ER (tablets and capsules), OROS technology (laser drill), pellets, packaging and distribution center	▪ Oral solutions, oral suspensions, packaging
Differentiation	▪ Centralized manufacturing / distribution / quality centers ▪ Co-located manufacturing and distribution center ▪ 24x7 operations	▪ No significant liquid supplier outside US/Canada ▪ Local manufacturer provides competitive advantage for domestic customers

Cost / 1000 doses at Seymour facility

(YoY% change)


(16%)
(15%)
FY 2017
FY 2018
FY 2019

Doses	1.8B	2.5B	3.3B

19

5 Superior track record of inspection driven by strong culture of regulatory compliance

FY2019 Inspection summary

Agency	Site/Topic	Outcome
DEA	Philadelphia (2): 1. Manufacturers license 2. Analytical license	No citations or observations
DEA	Seymour (3): 1. Distributor 2. Importer 3. Exporter	No citations or observations Closed 5/31/19
OSHA	Seymour (1) 1. For cause inspection for employee that fell	One observation for improving ladder training (CAPA implemented)
EPA	Although not an inspection, we resolved/settled our Seymour EPA emissions violation for methylene chloride by changing our permit. The permit was approved which should prevent reoccurrence.	
FDA	Philadelphia (1)	No 483 issued

2016-2018 FDA& DEA inspection summary

Site	FDA Inspection	Outcome
Philadelphia Plant	FDA GMP (9/16)	2 minor observations
Pennsylvania Corporate	FDA Pharmacovigilance (6/17)	No 483
Cody Wyoming	FDA GMP and PAI (12/17)	1 moderate observation
Seymour Plant	FDA GMP (2/18)	2 minor observations
Carmel Plant	FDA GMP (3/18)	2 minor observations

Site	DEA Inspection	Outcome
All Sites	Seven (7) DEA	No regulatory action

20

Strong historical cash flow debt reduction Free cash flow profile (excluding working capital impact) generation and track record of 6 2017 2018 2019 (4) ($ in millions) (–) Cash taxes(1) (–) Cash interest expense(2) (–) Capital expenditures (–) Purchases of intangibles (19) (67) (49) – 7 (64) (52) (19) 5 (67) (24) (3) Consistent focus on deleveraging (total debt) Tim Crew joins as CEO Nonrenewal of Levo contract with JSP $1,160 $1,147 $1,134 $1,021 $982 $969 $956 $914 $897 $881 $864 $823 $768 4Q16 $225 1Q17 $242 2Q17 $247 3Q17 $132 4Q17 $118 1Q18 $93 2Q18 $140 3Q18 $114 4Q18 $99 1Q19 $150 2Q19 $164 3Q19 $205 4Q19 $140 Cash: (1) (2) (3) (4) Represents the Company’s cash tax expense in a given fiscal year. Represents the Company’s cash interest expense in a given fiscal year (excluding the amortization of financing fees and debt discount). Working capital has fluctuated recently due to Levothyroxine non-renewal in 2019 As disclosed in our 2019 Form 10-K, we ceased sales of Levothyroxine, our largest product, at the end of the third quarter of fiscal year 2019. Accordingly, we d o not believe that our results for the fiscal year 2019 are representative of our current run-rate. Our fourth quarter results are the only historical results that reflect a full absence of sales of Levothyroxine. Also as previously disclosed, the fourth quarter ended June 30, 2019 benefited from certain non - recurring items, including the timing of certain sales and the reversal of certain charges and reserves taken in prior period s that positively impacted revenue and operating income and are not representative of our current run -rate. Adjusted EBITDA and Leveraged free cash flow are non-GAAP financial measures. See the Appendix for reconciliations to the most comparable GAAP measures. 21 Levered free cash flow (excluding working capital impact)(3)$124$120$133 Adjusted EBITDA$259$249$222

7 Proven management team with deep generics experience

Name and Title		Experience
	**Tim Crew** CEO	▪ 25 years of experience in the industry, **2 at Lannett** ▪ Past work experience includes Teva, Cipla, Dr. Reddy's, Bristol-Myers Squibb
	**John Kozlowski** CFO	▪ 10 years of experience in the industry, **10 at Lannett** ▪ Past work experience includes Optium, Finisar
	**Maureen Cavanaugh** SVP and CCOO	▪ 30 years of experience in the industry, **2 at Lannett** ▪ Past work experience includes Teva, PAR, Sandoz, Bristol Myers
	**Robert Ehlinger** VP and CIO	▪ 24 years of experience in the industry, **11 at Lannett** ▪ Past work experience includes MedQuist, Kennedy Health Systems
	**John Abt** VP and CQOO	▪ 32 years of experience in the industry, **4 at Lannett** ▪ Past work experience includes Teva, Alpharma, RP Scherer
	**Kristie Stephens** VP of Regulatory Affairs	▪ 20+ years of experience in the industry, **20 at Lannett**

Name and Title		Experience
	**Kristin Arnold** VP R&D	▪ 29 years of experience in the industry, **3 at Lannett** ▪ Past work experience includes Norwich Pharmaceuticals, FMC, Alpharma, Monsanto
	**Alicia Evolga** VP Marketing	▪ 10 years of experience in the industry, **2 at Lannett** ▪ Past work experience includes Cipla, Lupin, Apotex, Impax
	**Samuel Israel** General Counsel	▪ 20 years of experience in the industry, **2 at Lannett** ▪ Past work experience includes Fox Rothschild, with representation of Lannett
	**Grant Brock** VP Operations	▪ 18 years of experience in the industry, **2 at Lannett** ▪ Past work experience includes Aprecia, Teva, PMC
	**Michael Block** VP of Business Development	▪ 12 years of experience in the industry, **8 at Lannett** ▪ Past work experience includes Universal Marine Medical Supply

Addition of first-class commercial and operations expertise complementing strong existing management team

22

Key Investment Highlights Diversified, mature portfolio with strong market share and limited revenue concentration 1 2 Recent track record of growth and margins Balanced and sustainable growth through strategic new product launches and focused in-line execution 3 Attractive generic market dynamics for Lannett; optimal scale and US footprint drives competitive advantage 4 5 Reliable, US-based supplier of finished dosage products Strong historical cash flow generation and track record of debt reduction 6 7 Proven management team with deep experience 23

HISTORICAL FINANCIAL OVERVIEW

Historical financial overview (incl. Levo) Net revenue Adjusted EBITDA and % margin ($ in millions) ($ in millions) (2) $259 $685 $655 $249 $637 (2) 2017 2018 2019 2017 2018 2019 Capital expenditures and % of sales(1) R&D expense and % of sales ($ in millions) ($ in millions) $42 $39 $52 $49 2017 2018 2019 2017 2018 2019 (1) (2) Excludes purchase of intangible assets. As disclosed in our 2019 Form 10-K, we ceased sales of Levothyroxine, our largest product, at the end of the third quarter of fiscal year 2019. Accordingly, we do not believe that our results for the fiscal year 2019 are representative of our current run-rate. Our fourth quarter results are the only historical results that reflect a full absence of sales of Levothyroxine. Also as previously disclosed, the fourth quarter ended June 30, 2019 benefited from certain non-recurring items, including the timing of certain sales and the reversal of certain charges and reserves taken in prior periods that positively impacted revenue and operating income and are not representative of our current run-rate. Adjusted EBITDA is a non-GAAP financial measure. See the Appendix for a reconciliation to the most comparable GAAP measure. 25 7.6% $24 7.6% 3.7% 6.6% $29 5.9% 4.3% 40.7% 36.3% $222 33.9%

Historical financial overview (cont’d) Total debt Gross leverage ($ in millions) 3.8x $982 $897 2017 2018 2019 2017 2018 2019 Cumulative free cash flow (excluding working capital impact) Commentary ($ in millions)  Headline net leverage driven by Kremers acquisition and subsequent deleveraging  The Company has a strong track record of repaying debt since Kremers acquisition $377 - Since 2016, the Company has repaid $392 million of long-term debt 2017 2018 2019 26  Lannett expects to continue debt reduction with a target leverage of less than 3.0x $245 $124 $768 3.6x 3.5x

Quarterly historical financials Revenue ($ in millions) $184 $174 $171 $155 $69 Adjusted gross margin (%) (1) Our fourth quarter results are the only historical results that reflect a full absence of sales of Levothyroxine. Also as previously disclosed, the fourth quarter ended June 30, 2019 benefited from certain non-recurring items, including the timing of certain sales and the reversal of certain charges and reserves taken in prior periods that positively impacted revenue and operating income and are not representative of our current run-rate. 27 50% 52% 44% 44% 44% 44% 45% 45% Ad $194 $134 (1) $88 $173 $155 $69 $55 $70 $60 $47 $54 $134 $116 $118 $108 $111 $105 $101 $104 Q1'18Q2'18Q3'18Q4'18Q1'19Q2'19Q3'19 Revenue (ex-Levo)Levo justed gross profit Q4'19 ($ in millions) $97 $60 (1) $77 $86 $77$76 $77 Q1'18Q2'18Q3'18Q4'18Q1'19Q2'19Q3'19 Q4'19

APPENDIX

Adjusted EBITDA reconciliation

Adjusted EBITDA

		2017A	2018A	2019A
	Net income	**($547)**	**$28,690**	**($272,107)**
	(–) Net income attributable to noncontrolling interest	(34)	–	–
	Net income	**($581)**	**$28,690**	**($272,107)**
	(+) Interest expense	89,420	85,634	84,624
	(+) Depreciation & amortization	55,340	55,115	55,594
	(+) Income taxes	1,097	22,403	(74,138)
	EBITDA	**$145,276**	**$191,842**	**($206,027)**
	(+) Share-based compensation	7,719	9,896	9,027
A	(+) Inventory write-down	12,367	12,159	20,743
	(+) Loss on sale of intangible asset	–	15,514	–
	(+) Asset impairment charges	88,084	24,960	375,381
	(+) Acquisition-related and integration expenses	3,965	83	–
	(–) Investment income	(3,768)	(4,753)	(3,166)
	(+) Loss on extinguishment of debt	–	–	448
	(+) Net sales adjustment	4,000	–	–
	(+/–) Other non-operating (gains) losses	244	(2,278)	2,018
	(+) Restructuring expenses	7,168	7,061	4,095
	(–) Restructuring payments	(5,867)	(5,786)	(8,486)
B	(+) Cody API business	–	–	11,799
C	(+) Legal and financial advisory costs	–	–	3,626
D	(+) Decommissioning of Philadelphia sites	–	–	4,275
E	(+) Indemnification asset write-off	–	–	3,094
F	(+) Other	–	–	5,123
	Adjusted EBITDA	**$259,188**	**$248,698**	**$221,950**

Note: Refer to respective items in 10-K for additional information on add-backs.

Add-back descriptions

- **A** Inventories are regularly reviewed and write-downs for excess and obsolete inventory are recorded based primarily on current inventory levels and estimated sales forecasts.
- **B** To exclude the operating results of the ceased Cody API business
- **C** To exclude legal and financial advisory costs primarily related to exploring and evaluating debt and capital structure alternatives
- **D** To exclude the costs associated with the decommissioning and shutdown of the Philadelphia manufacturing and distribution sites
- **E** To exclude the write-off of indemnification assets related to the KUPI acquisition
- **F** To primarily exclude separation costs related to the Company's cost reduction plan and a special recognition incentive payment

29

Update on Ongoing Litigation Matters The Company is a defendant along with dozens of other companies in a number of consolidated class action lawsuits as well as two lawsuits filed by the States attorneys general of approximately 41 states, alleging anti-competitive behavior  The Company’s share of the opioid market is minimal   Vast majority of the Company’s fractional share is associated with caregiver environment (hospital/hospice) related to morphine (not the products which are subject to illegal diversion and abuse) Although the States AGs have identified approximately 114(1) drug products which were allegedly the subject of anti-competitive conspiracies, the Company is directly implicated in only six of the products   Only one opioid is currently marketed and is being considered for rationalization  The Company is a defendant in only one lawsuit from a single hospital. We believe it is based on an erroneous reference and are attempting to obtain a dismissal from the case The States AGs recent complaint also names as defendants two employees, although the allegations as to one of the two employees relates to conduct at another company, not Lannett  The US Department of Justice has been conducting an industry-wide criminal antitrust investigation since 2014. To date, the DOJ has not brought any charges against the Company or any of its current or former employees  Based on internal investigations performed to date, the Company currently believes that it has acted in compliance with all applicable laws and regulations  Civil cases typically take many years to resolve (current cases began in 2016)  The Company does not believe the current yearly legal costs to defend these cases will have a material effect on its financial condition Based on press release from Connecticut’s Attorney General.  (1) 30 Opioid related litigation Generics price fixing litigation

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